SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2003

PLUG POWER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices and Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

Plug Power Inc. (“Plug Power”) hereby amends its Current Report on Form 8-K dated March 27, 2003, as amended by Plug Power’s Current Report on Form 8-K/A dated June 9, 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of the Business Acquired.

The consolidated balance sheets of H Power Corp. as of May 31, 2002 and 2001, and its results of operations and cash flows for each of the three years in the period ended May 31, 2002, and the consolidated balance sheets of H Power Corp. as of November 30, 2002 (unaudited) and May 31, 2002, its results of operations each of the three and six-month periods ended November 30, 2002 (unaudited) and 2001 (unaudited) and its statement of cash flows for the six months ended November 30, 2002 (unaudited) and 2001 (unaudited) are included in Exhibit 99.2 attached hereto.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information of Plug Power Inc. and H Power Corp. are included in Exhibit 99.3 attached hereto.

(c)	Exhibits.

*2.1	Agreement and Plan of Merger, dated as of November 11, 2002, by and among Plug Power, H Power Corp. and Monmouth Acquisition Corp.

*2.2	First Amendment to Agreement and Plan of Merger, dated as of November 26, 2002, by and among Plug Power, H Power Corp. and Monmouth Acquisition Corp.

23.1	Consent of PricewaterhouseCoopers LLP

*99.1	Press Release of Plug Power dated March 25, 2003

99.2	The consolidated balance sheets of H Power Corp. as of May 31, 2002 and 2001, and its results of operations and cash flows for each of the three years in the period ended May 31, 2002, and the consolidated balance sheets of H Power Corp. as of November 30, 2002 (unaudited) and May 31, 2002, its results of operations each of the three and six-month periods ended November 30, 2002 (unaudited) and 2001 (unaudited) and its statement of cash flows for the six months ended November 30, 2002 (unaudited) and 2001 (unaudited).

99.3	The Unaudited Pro Forma Condensed Combined Financial Information of Plug Power Inc. and H Power Corp.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2003	PLUG POWER INC.

	By:	/s/ DAVID A. NEUMANN
David A. Neumann Chief Financial Officer

Exhibit Index

Exhibit No.	Description

*2.1	Agreement and Plan of Merger, dated as of November 11, 2002, by and among Plug Power, H Power Corp. and Monmouth Acquisition Corp.

*2.2	First Amendment to Agreement and Plan of Merger, dated as of November 26, 2002, by and among Plug Power, H Power Corp. and Monmouth Acquisition Corp.

23.1	Consent of PricewaterhouseCoopers LLP

*99.1	Press Release of Plug Power dated March 25, 2003.

99.2	The consolidated balance sheets of H Power Corp. as of May 31, 2002 and 2001, and its results of operations and cash flows for each of the three years in the period ended May 31, 2002 and the consolidated balance sheets of H Power Corp. as of November 30, 2002 (unaudited) and May 31, 2002, its results of operations for each of the three and six-month periods ended November 30, 2002 (unaudited) and 2001 (unaudited) and its statement of cash flows for the six months ended November 30, 2002 (unaudited) and 2001 (unaudited).

99.3	The Unaudited Pro Forma Condensed Combined Financial Information of Plug Power Inc. and H Power Corp.

*Previously filed.